UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2021

Roman DBDR Tech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2877 Paradise Rd. #702

Las Vegas, NV 89109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 650-618-2524

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DBDRU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DBDR	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DBDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Litigation Relating to the Business Combination

As previously disclosed, on April 19, 2021, Roman DBDR Tech Acquisition Corp., a Delaware corporation (“Roman DBDR”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 19, 2021 and amended as of May 25, 2021, by and among Roman DBDR, CompoSecure Holdings, L.L.C., a Delaware limited liability company (“CompoSecure”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Roman DBDR and LLR Equity Partners IV, L.P., a Delaware limited partnership (the “Business Combination”). On November 30, 2021, Roman DBDR filed a definitive proxy statement (the “Definitive Proxy Statement”), as such may be supplemented from time to time, with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Roman DBDR’s stockholders scheduled to be held on December 23, 2021 (the “Roman DBDR Special Meeting”).

On June 23, 2021, a lawsuit, captioned Lewis v. Roman DBDR Tech Acquisition Corp., et al., No. 653981/2021, was filed by purported Roman DBDR shareholder Joseph H. Lewis against Roman DBDR and its board of directors in the Supreme Court for the State of New York, County of New York challenging the proposed Business Combination (the “Lewis complaint”). Between June 30, 2021 and August 10, 2021, Roman DBDR received demand letters from Joseph H. Lewis and three other purported Roman DBDR shareholders (the “Demands”) requesting that Roman DBDR provide additional disclosures in connection with the Business Combination.

It is possible that additional similar complaints could be filed and that additional similar demand letters could be received in connection with the Business Combination.

While Roman DBDR believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the Lewis complaint and the Demands, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Roman DBDR hereby voluntarily amends and supplements the Definitive Proxy Statement with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). Roman DBDR and its Board of Directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined, and deleted text is stricken through.

The disclosure on page 85 of the Definitive Proxy Statement is hereby supplemented by amending and restating the eighth full paragraph as follows:

From the date of the consummation of the IPO, members of Roman DBDR’s management and Board commenced a wide-spread search for potential target businesses in the technology, media and telecom industries. Roman DBDR’s search was further focused on established companies with large and growing revenues and diversified customer bases selling well-developed and/or mature technologies and services into new market segments that have been created as part of the technology trends combining security, cloud computing and cloud data storage, and are category leaders in those sectors. During the course of this search process, representatives of Roman DBDR contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Roman DBDR considered, evaluated, conducted preliminary due diligence on, and engaged in various levels of discussions with, over 100 potential acquisition targets. Roman DBDR evaluated illustrative transaction structures to effect a potential business combination with six of those potential acquisition targets that the Roman DBDR management team believed were most likely to yield an attractive entry valuation and opportunity to create shareholder value by leveraging the Roman DBDR management and board’s relevant industry operating experience and networks, including CompoSecure. In connection with this evaluation, Roman DBDR entered into customary non-disclosure agreements with each of the six companies, including CompoSecure, which did not include standstill provisions or “don’t-ask-don’t-waive” provisions, and representatives of Roman DBDR had discussions regarding potential transaction structures with the respective agents, members of management and/or the boards of directors of certain of these potential acquisition targets, including CompoSecure.

The disclosure on page 87 of the Definitive Proxy Statement is hereby supplemented by amending and restating the fifth full paragraph as follows:

On January 4, 2021, Dr. Basile, Mr. Doll, Jr. and Mr. Wilk spoke via videoconference regarding the merits of a business combination between Roman DBDR and CompoSecure. Later that day, Mr. Abraham and representatives of FT partners spoke telephonically to discuss the potential business combination timeline and preview the terms of the business combination proposal that Roman DBDR was planning to submit to CompoSecure. On January 5, 2021, Roman DBDR delivered to CompoSecure a draft letter of intent (the “LOI”) and supplemental information about Roman DBDR and the proposed business combination structure and timeline. The draft LOI proposed a fully-diluted post-transaction enterprise value of the combined companies of $1.503 billion in addition to certain other transaction terms, including ~~the size of the~~ a proposed PIPE Investment of $200 - $250 million and adoption of a tax receivable agreement, post-closing board composition, including that Roman DBDR would have the right to appoint two representatives to the board of directors of the post-closing company, a requirement that Roman DBDR’s ~~minimum~~ cash at closing equal or exceed $200 million (including from the PIPE Investment), ~~requirements~~ and one-year lock-up agreements for certain Roman DBDR shareholders subject to early release if trading price exceeded certain levels.

The disclosure on page 88 of the Definitive Proxy Statement is hereby supplemented by amending and restating the first full paragraph as follows:

In parallel with the negotiation of the LOI, Roman DBDR considered the selection of placement agents for the PIPE Investment that would be required for the potential business combination and financial advisors for the potential business combination, which resulted in the eventual engagement of J.P. Morgan Securities LLC (“J.P. Morgan”), Barclays Capital Inc. (“Barclays”), and B. Riley Securities, Inc. as placement agents with respect to the PIPE Investment (in such capacity, the “placement agents”), and J.P. Morgan and The Klein Group, LLC (“M. Klein”) as financial advisors to Roman DBDR. The decision to engage each such advisor was based on, among other things, such advisor’s qualifications, experience and reputation and that each such advisor has not in the past two years performed advisory services for Roman DBDR or CompoSecure.

IMPORTANT LEGAL INFORMATION

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding: (i) the ability of Roman DBDR and CompoSecure to complete the proposed merger described in the Press Release, (ii) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (iii) the degree of market acceptance and adoption of CompoSecure’s products, (iv) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and (v) CompoSecure’s ability to attract and retain clients. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability. Neither Roman DBDR nor CompoSecure gives any assurance that either Roman DBDR or CompoSecure will achieve its expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CompoSecure and Roman DBDR. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Roman DBDR’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the proposed merger; the inability to recognize the anticipated benefits of the proposed merger, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed merger. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the proposed merger filed by Roman DBDR with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by Roman DBDR from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change. However, while Roman DBDR and CompoSecure may elect to update these forward-looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Roman DBDR has filed a definitive proxy statement with the SEC. The definitive proxy statement was mailed to stockholders of Roman DBDR seeking approval of the proposed merger. Before making any voting decision, investors and security holders of Roman DBDR are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. The documents relating to the proposed merger can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge by contacting CompoSecure at: Marc P. Griffin, ICR for CompoSecure, 646-277-1290, CompoSecure-IR@icrinc.com.

Participants in the Solicitation

CompoSecure, Roman DBDR and our respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Roman DBDR’s stockholders in connection with the proposed merger. Information regarding the names and interests in the proposed merger of Roman DBDR’s directors and officers is contained Roman DBDR’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process has also been included in the definitive proxy statement relating to the proposed merger and other relevant documents filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMAN DBDR TECH ACQUISITION CORP.

	By:	/s/ Donald G. Basile
		Name:	Donald G. Basile
		Title:	Chairman of the Board and Co-Chief Executive Officer

Dated: December 15, 2021